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[LETTERHEAD OF KPMG PEAT MARWICK LLP]


                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITOR'S CONSENT
                         -----------------------------


The Board of Directors
Vitafort International Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                      /s/ KPMG Peat Marwick LLP


Los Angeles, California
January 9, 1998